U.S. SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                             FORM 8-K/A

                            CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 15, 1999


                INTERNET BUSINESS'S INTERNATIONAL, INC.
        (Exact name of registrant as specified in its charter)


                             Nevada               .
     (State or jurisdiction of  incorporation or organization)

                             33-43621
                     (Commission File Number)

                             33-03007734
             (I.R.S. Employer Identification Number)

3900 Birch Street, Suite 111, Newport Beach, California      92660
(Address of principal executive offices)                 (Zip Code)

           Registrant's telephone number:  (714) 833-0261



(Former name or former address, if changed since last report)



ITEM 5.  OTHER EVENTS.

On July 1, 1999, an Agreement and Plan of Merger between
Internet Business's International, Inc., a Delaware corporation, and Internet Business's International, Inc., a Nevada corporation, was executed by an authorized signatory of each company. At a duly called annual meeting of shareholders on July 9, 1999, the merger of the two companies was approved by a majority of the shareholders entitled to vote (appearing either in person or by proxy). On July 15, 1999, Articles of Merger were filed with the Nevada Secretary of State, which formally resulted in the redomicile of the registrant to the State of Nevada.

                              SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             INTERNET BUSINESS'S INTERNATIONAL, INC.


Dated: July 15, 1999         By: /s/ Albert R. Reda
                                Albert R. Reda
                                Chief Executive Officer

                            EXHIBIT INDEX

Exhibit No.  Description

2 Agreement and Plan of Merger, dated July 1, 1999 (see below).